                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

      Date of Report (Date of earliest event reported): SEPTEMBER 15, 2000


                                  CHATTEM, INC.
                -------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

  TENNESSEE                       0-5905                         62-0156300
--------------             --------------------              ------------------
  (STATE OF                (COMMISSION FILE NO.)               (IRS EMPLOYER
INCORPORATION)                                               IDENTIFICATION NO.)

               1715 WEST 38TH STREET, CHATTANOOGA, TENNESSEE 37409
              -----------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (423) 821-4571
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 15, 2000, Chattem, Inc. (the "Company") and Signal Investment & Management Co., a wholly-owned subsidiary of the Company, sold the BAN line of deodorant and anti-perspirant products to The Andrew Jergens Company, a wholly-owned subsidiary of Kao Corporation, for a purchase price of $160 million plus the right to receive up to an additional $6.5 million in future payments based upon levels of BAN sales in 2001 and 2002.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS


          (b)  Unaudited Pro Forma Financial Information

               Unaudited Pro Forma Consolidated Balance Sheet With Notes

               Unaudited Pro Forma Consolidated Statements of Income With Notes

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated balance sheet was prepared as if the sale of the BAN product line described in Item 2 occurred on May 31, 2000. The following unaudited pro forma consolidated statements of income for the year ended November 30, 1999 and for the six months ended May 31, 2000 give effect to the sale as if it had occurred at the beginning of the respective period.

The unaudited pro forma financial information is based on the historical financial statements of the Company and the assumptions and the adjustments described in the accompanying notes. The Company believes that such assumptions are reasonable. The pro forma information does not purport to represent what the Company's results of operations actually would have been if the sale had occurred as of such dates or what such results will be for future periods.

                         CHATTEM, INC. AND SUBSIDIARIES

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                  MAY 31, 2000
                                 (In thousands)

                                                            PRO FORMA
                                             HISTORICAL    ADJUSTMENTS    PRO FORMA
                                             ----------    -----------    ---------
ASSETS
------
CURRENT ASSETS:
  Cash and cash equivalents ...............   $   2,325    $  92,161 (d)   $  94,486
  Accounts receivable .....................      61,462         --            61,462
  Inventories .............................      25,129       (5,657)(a)      19,472
  Other current assets ....................       8,169         --             8,169
                                              ---------    ---------       ---------
    Total current assets ..................      97,085       86,504         183,589
                                              ---------    ---------       ---------

PROPERTY, PLANT AND EQUIPMENT,
    NET....................................      28,906       (1,148)(a)      27,758
                                              ---------    ---------       ---------
OTHER NONCURRENT ASSETS:
  Patents, trademarks and other purchased
   product rights, net.....................     351,576     (156,377)(b)     195,199
  Other ...................................      14,145       (1,248)(c)      12,897
                                              ---------    ---------       ---------
    Total other non-current assets ........     365,721     (157,625)        208,096
                                              ---------    ---------       ---------

      TOTAL ASSETS ........................   $ 491,712    $ (72,269)      $ 419,443
                                              =========    =========       =========

LIABILITIES AND SHAREHOLDERS'
  EQUITY

CURRENT LIABILITIES:
  Current maturities of long-term debt ....   $  12,750    $ (12,750)(d)   $    --
  Accounts payable and other ..............      11,302         --            11,302
  Accrued liabilities .....................      35,414         (539)(d)      34,875
                                              ---------    ---------       ---------
    Total current liabilities .............      59,466      (13,289)         46,177
                                              ---------    ---------       ---------

LONG-TERM DEBT ............................     360,864      (53,850)(d)     307,014
                                              ---------    ---------       ---------

OTHER NONCURRENT LIABILITIES ..............      17,375         --            17,375
                                              ---------    ---------       ---------

SHAREHOLDERS' EQUITY:
  Common stock ............................       1,977         --             1,977
  Paid-in surplus .........................      69,291         --            69,291
  Accumulated deficit .....................     (15,629)      (5,130)(e)     (20,759)
  Foreign currency translation adjustment .      (1,632)        --            (1,632)
                                              ---------    ---------       ---------
    Total shareholders' equity ............      54,007       (5,130)         48,877
                                              ---------    ---------       ---------

       TOTAL LIABILITIES AND
         SHAREHOLDERS' EQUITY..............   $ 491,712    $ (72,269)      $ 419,443
                                              =========    =========       =========

NOTES:

(a) Reflects the elimination of inventory and equipment included in the sale of the BAN product line.

(b) Reflects the elimination of intangible assets related to the BAN product line.

(c) Reflects the write off of the debt issuance costs related to the extinguishment of debt.

(d) Reflects the application of the net cash proceeds to entirely repay the Company's senior indebtedness, with the remaining net proceeds reflected as cash and cash equivalents. The remaining net proceeds will be available for future brand acquisitions and to reduce the Company's subordinated indebtedness.

(e)  Reflects the resulting loss on the above pro forma adjustments.

                         CHATTEM, INC. AND SUBSIDIARIES

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                      FOR THE SIX MONTHS ENDED MAY 31, 2000
                      (In thousands, except per share data)


                                                                   PRO FORMA
                                                     HISTORICAL   ADJUSTMENTS     PRO FORMA
                                                     ----------   -----------     ---------
NET SALES ........................................   $ 142,007    $ (36,855)(a)   $ 105,152
                                                     ---------    ---------       ---------

COSTS AND EXPENSES:
  Cost of sales ..................................      38,137      (10,684)(a)      27,453
  Advertising and promotion ......................      54,339      (13,696)(a)      40,643
  Selling, general and administrative ............      15,658       (1,373)(a)      14,285
                                                     ---------    ---------       ---------
    Total costs and expenses .....................     108,134      (25,753)         82,381
                                                     ---------    ---------       ---------

INCOME FROM OPERATIONS ...........................      33,873      (11,102)         22,771
                                                     ---------    ---------       ---------

OTHER INCOME (EXPENSE):
  Interest expense ...............................     (18,190)      (2,986)(b)     (15,204)
  Investment and other income, net ...............         127         --               127
                                                     ---------    ---------       ---------
     Total other income (expense) ................     (18,063)      (2,986)        (15,077)
                                                     ---------    ---------       ---------

INCOME BEFORE INCOME TAXES,
  EXTRAORDINARY LOSS AND CHANGE
  IN ACCOUNTING PRINCIPLE ........................      15,810       (8,116)          7,694

PROVISION FOR INCOME TAXES .......................       5,983       (3,068)(c)       2,915
                                                     ---------    ---------       ---------

INCOME BEFORE EXTRAORDINARY
  LOSS AND CHANGE IN ACCOUNTING
  PRINCIPLE ......................................   $   9,827    $  (5,048)      $   4,779
                                                     =========    =========       =========

COMMON SHARES:
  Weighted average number outstanding (basic)  ...       9,609                        9,609
                                                     =========                    =========
  Weighted average and dilutive number
    outstanding ..................................       9,732                        9,732
                                                     =========                    =========

INCOME PER COMMON SHARE:
  Basic ..........................................   $    1.02                    $     .50
                                                     =========                    =========
  Diluted ........................................   $    1.01                    $     .49
                                                     =========                    =========


NOTES:

(a) Reflects the elimination of the historical revenues and expenses directly attributable to the sale of the BAN product line.

(b) Reflects the approximate reduction in interest expense from the use of the net cash proceeds from the sale to entirely repay the Company's senior indebtedness. If the Company were to utilize the remaining net proceeds to reduce the Company's subordinated indebtedness, it would reduce the Company's pro forma interest expense, net of related tax benefit, by approximately $2,727, or $.28 per diluted share, net of the related tax benefit.

(c)  Reflects the income tax effect related to the pro forma adjustments.

                         CHATTEM, INC. AND SUBSIDIARIES

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                      FOR THE YEAR ENDED NOVEMBER 30, 1999
                      (In thousands, except per share data)


                                                                 PRO FORMA
                                                   HISTORICAL   ADJUSTMENTS     PRO FORMA
                                                   ---------    -----------       ---------
NET SALES .......................................  $ 298,142    $ (86,686)(a)   $ 211,456
                                                   ---------    ---------       ---------

COSTS AND EXPENSES:
  Cost of sales .................................     75,612      (25,384)(a)      50,228
  Advertising and promotion .....................    117,835      (28,718)(a)      89,117
  Selling, general and administrative ...........     32,494       (3,356)(a)      29,138
                                                   ---------    ---------       ---------
    Total costs and expenses ....................    225,941      (57,458)        168,483
                                                   ---------    ---------       ---------

INCOME FROM OPERATIONS ..........................     72,201      (29,228)         42,973
                                                   ---------    ---------       ---------

OTHER INCOME (EXPENSE):
  Interest expense ..............................    (36,572)      (7,543)(b)     (29,029)
  Investment and other income, net ..............        579         --               579
                                                   ---------    ---------       ---------
     Total other income (expense) ...............    (35,993)      (7,543)        (28,450)
                                                   ---------    ---------       ---------

INCOME BEFORE INCOME TAXES AND
   EXTRORDINARY LOSS ............................     36,208      (21,685)         14,523

PROVISION FOR INCOME TAXES ......................     13,667       (8,186)(c)       5,481
                                                   ---------    ---------       ---------

INCOME BEFORE EXTRAORDINARY
   LOSS .........................................  $  22,541    $ (13,499)      $   9,042
                                                   =========    =========       =========

COMMON SHARES:
  Weighted average number outstanding (basic)  ..      9,747                        9,747
                                                   =========                    =========
  Weighted average and dilutive number
    outstanding .................................     10,024                       10,024
                                                   =========                    =========

INCOME PER COMMON SHARE:
  Basic .........................................  $    2.31                    $     .93
                                                   =========                    ---------
  Diluted .......................................  $    2.25                    $     .90
                                                   =========                    =========

NOTES:
(a) Reflects the elimination of the historical revenues and expenses directly attributable to the sale of the BAN product line.

(b) Reflects the approximate reduction in interest expense from the use of the net cash proceeds from the sale to entirely repay the Company's senior indebtedness. If the Company were to utilize the remaining net proceeds to reduce the Company's subordinated indebtedness, it would reduce the Company's pro forma interest expense, net of related tax benefit, by approximately $5,369, or $.54 per diluted share, net of the related tax benefit.

(c)  Reflects the income tax effect related to the pro forma adjustments.

          (c)  Exhibits

               2.1 Asset Sale Agreement dated as of August 24, 2000 by and among The Andrew Jergens Company, Chattem, Inc. and Signal Investment & Management Co.

               99.1 Press Release dated September 15, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 2, 2000                         CHATTEM, INC.

                                        By: /s/ A. Alexander Taylor, II
                                           -------------------------------------
                                           A. Alexander Taylor II,
                                           President and Chief Operating Officer
